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                                                                   EXHIBIT 10.20

                               SECURITY AGREEMENT

         This SECURITY AGREEMENT, dated as of August 19, 2003 (this "Security Agreement"), among FOUNTAIN VIEW, INC., a Delaware corporation (the "Company"), the Subsidiaries of the Company listed in Schedule 1 annexed hereto (the Company and such undersigned Subsidiaries are sometimes collectively referred to herein as "Grantors" and individually as a "Grantor"); and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, as administrative agent and collateral agent for the lenders under the Mezzanine Loan Agreement, having an address at 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815 (in such capacity as Agent, together with its successors and assigns, referred to herein as "Lender").

                              W I T N E S S E T H:

1. The Company and certain of its subsidiaries filed for reorganization under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Central District of California, Los Angeles Division (the "Bankruptcy Court"); and

2. By order, dated July 10, 2003, the Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated April 22, 2003, in Case No. LA 01-39678BB through LA 01-39697BB and LA 01-45516BB, LA 01-45520BB and LA 01-45525BB, in the United States Bankruptcy Court for the Central District of California, Los Angeles Division, as such may be modified, amended or supplemented from time to time (the "Plan"), has been approved in accordance with section 1129 of the Bankruptcy Code and such Plan has become effective as of August __, 2003;

3. As part of the Plan, the Company has agreed to grant Liens on the Collateral.

4. SHG Property Resources, LLC, a Delaware limited liability company and SHG Investments, LLC, a Delaware limited liability company (collectively "Borrower") has requested that the lenders under the Loan Agreement make a loan to Borrower in the aggregate principal amount of $23,000,000.00 (the "Loan"), pursuant to that certain Mezzanine Loan Agreement (as defined herein), and as evidenced by those certain Mezzanine Promissory Notes, each dated as of the date hereof (as the same may be amended, restated, replaced, supplemented, increased, extended, consolidated or otherwise modified from time to time, collectively, the "Note");

5. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Debt, Grantors have agreed to grant the lenders under the Loan Agreement, subject to the Permitted Liens, a first priority security interest upon all of Grantor's right, title and interest in, to and under the Collateral (as defined below).

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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         1.       DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Mezzanine Loan Agreement or Annex A attached hereto. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

         2.       GRANT OF LIEN.

         (a) To secure the prompt and complete payment, performance and observance of all of the Debt, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender, a Lien upon all of its right, title and interest in, to and under the following personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located which is used in the conduct of the pharmaceutical business and the physical therapy business of the Company and its Subsidiaries (all of which being hereinafter collectively referred to as the "Collateral"):

                  (i) all tangible personal property, including without limitation all present and future Inventory and Equipment (other than items of Equipment which are or become Fixtures);

                  (ii) all intangible personal property, including without limitation all present and future Accounts, securities, contract rights, Permits, General Intangibles, Chattel Paper, Documents, Instruments, Deposit Accounts, Letter-of-Credit Rights and Supporting Obligations, commercial tort claims, rights to the payment of money or other forms of consideration of any kind, including, without limitation, payment intangibles, tax refunds, insurance proceeds, now owned or hereafter acquired, and all intangible and tangible personal property relating to or arising out of any of the foregoing;

                  (iii) all present and future Government Contracts and rights thereunder and the related Government Accounts and proceeds thereof; provided, however, that the Collateral shall not include any rights under any Government Contract of any Grantor or in the related Government Account where the taking of such security interest would be a violation of an express prohibition contained in the Government Contract (for purposes of this limitation, the fact that a Government Contract is subject to, or otherwise refers to, Title 31, Section 203 or Title 41, Section 15 of the United States Code shall not be deemed an express prohibition against assignment thereof) or is prohibited by applicable law; and

                  (iv) any and all additions to any of the foregoing, and any and all replacements, products and Proceeds (including insurance proceeds) of any of the foregoing.

                  Notwithstanding the foregoing provisions of this Section 2, such grant of a security interest shall not extend to, and the term "Collateral" shall not include, (x) any General Intangible, contract, agreement or document of any Grantor to the extent that (i) such General Intangible, contract, agreement or document is not assignable or capable of being encumbered as

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a matter of law or under the terms of any license or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law, which applicable law includes Section 9-408 of the Uniform Commercial Code), without the consent of the licensor thereof or other applicable party thereto, and (ii) such consent has not been obtained; provided, however, that the foregoing grant of a security interest shall extend to, and the term "Collateral" shall include, each of the following: (a) any General Intangible which is in the nature of an Account or a right to the payment of money or a proceed of, or otherwise related to, the enforcement or collection of, any Account or right to the payment of money, (b) any and all proceeds of any General Intangible, contract, agreement or document that is otherwise excluded to the extent that the assignment, pledge or encumbrance of such proceeds is not so restricted, and (c) upon obtaining the consent of any such licensor or other applicable party with respect to any such otherwise excluded General Intangible, contract, agreement or document, such General Intangible, contract, agreement or document as well as any and all proceeds thereof that might theretofore have been excluded from such grant of a security interest and from the term "Collateral"; (y) any asset of any Grantor to the extent that (i) such asset is subject to a contract, agreement or document otherwise permitted pursuant to the Mezzanine Loan Agreement, which contract, agreement or document restricts the grant of such security interest (but solely to the extent that any such restriction shall be enforceable under applicable law) without the consent of the other party to such contract, agreement or document, and (ii) such consent has not been obtained; provided, however, that the foregoing grant of a security interest shall extend to, and the term "Collateral" shall include, each of the following: (a) any and all proceeds of any asset that is otherwise excluded to the extent that the assignment, pledge or encumbrance of such proceeds is not so restricted, and (b) upon obtaining the consent of the other party to any such contract, agreement or document with respect to any such otherwise excluded asset, such asset as well as any and all proceeds thereof that might theretofore have been excluded from such grant of a security interest and from the term "Collateral"; and (c) any Permit of any Grantor to the extent that the assignment of such Permit would violate the law applicable to such Permit, or materially impair the validity of such Permit. Each Grantor shall use all reasonable efforts (which shall not include the unreasonable expenditure of funds) to obtain any such required consent.

         3.       LENDER'S RIGHTS: LIMITATIONS ON LENDER'S OBLIGATIONS.

         (a) It is expressly agreed by Grantors that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Contracts and each of its Licenses, to observe and perform in all material respects all the conditions and obligations to be observed and performed by it thereunder. Lender shall have no obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Lender of any payment relating to any Contract or License pursuant hereto. Lender shall not be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

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         (b)      Lender may, at any time after an Event of Default has occurred and be continuing, notify (i) Account Debtors owing Accounts to Grantors other than Medicaid/Medicare Account Debtors that their Accounts have been assigned to Lender and to collect such Accounts directly in its own name and to charge reasonable collection costs and expenses, including reasonable attorney's fees, to Grantors, and (ii) Medicaid/Medicare Account Debtors that Grantors have waived any and all defenses and counterclaims they may have or could interpose in any such action or procedure brought by Lender to obtain a court order recognizing the collateral assignment or security interest and lien of Lender in and to any Account or other Collateral payable by Medicaid/Medicare Account Debtors and that Lender is seeking or may seek to obtain a court order recognizing the collateral assignment or security interest and lien of Lender in and to all Accounts and other Collateral payable by Medicaid/Medicare Account Debtors. Upon the request of Lender, at any time after an Event of Default has occurred and is continuing, each Grantor shall so notify Account Debtors and other Persons obligated on Collateral. Lender's rights under this Section 3(b), shall be subject to the provisions of the Intercreditor Agreement.

         (c) Lender may at any time in Lender's own name or in the name of any Grantor communicate with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper and/or payment intangibles to verify with such Persons, to Lender's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper and/or payment intangibles.

         4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

         (a) Such Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Liens.

         (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of Lender pursuant to this Security Agreement, the other Loan Documents, the Revolving Credit Facility or the Indenture, each of which are subordinated in right of repayment and remedies to all of the Debt and to all of Lender's rights, and (ii) in connection with any other Permitted Lien.

         (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto, a perfected Lien in favor of Lender on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except Permitted Liens, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers (but not creditors of such purchasers) and lessees in the ordinary course of business). All action by any Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken or shall be promptly taken.

         (d) As of the Effective Date, Schedule II hereto lists all Instruments, Letter of Credit Rights and Chattel Paper constituting Collateral of each Grantor. All action by any Grantor

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necessary or desirable to protect and perfect the Lien of Lender on each item set forth on Schedule II (including the delivery of all originals thereof to Lender and the legending of all Chattel Paper as required by Section 5(b) hereof) has been duly taken; provided so long as the Intercreditor Agreement shall be in effect, no Grantor shall be required to deliver such collateral to Lender under this Section 4(d). The Lien of Lender on the Collateral listed on
Schedule II hereto is prior to all other Liens, except Permitted Liens, and is enforceable as such against any and all creditors of and purchasers from any Grantor.

         (e) Each Grantor's name as it appears in official filings in the state of its incorporation or other organization, the type of entity of each Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by each Grantor's state of incorporation or organization or a statement that no such number has been issued, each Grantor's state of organization or incorporation, the location of each Grantor's chief executive office, principal place of business, offices, all warehouses and premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth on Schedule III hereto.

         (f) With respect to the Accounts constituting Collateral, (i) Accounts represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of each Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; and (ii) to each Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on any Grantor's books and records and any invoices, statements with respect thereto. Further with respect to the Accounts
(x) the amounts shown on all invoices and statements are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent;
(y) no payments have been or shall be made thereon except payments immediately delivered to the applicable Accounts; and (z) to each Grantor's knowledge, all Account Debtors have the capacity to contract. Notwithstanding anything in this
Section 4(f) to the contrary, the failure of any Account to satisfy the representations contained in the of this Section 4(f) shall not constitute misrepresentation unless Accounts having an aggregate face amount of $250,000 or greater fail to comply with the representations contained in this Section 4(f).

         (g) With respect to any Inventory constituting Collateral, (i) such Inventory is located as of the Effective Date at one of the applicable Grantor's locations set forth on Schedule III hereto, (ii) no Inventory is now, or shall at any time or times hereafter be stored at any other location without at least thirty (30) days prior written notice to Lender and after Grantors have completed all reasonable action requested by Lender in connection therewith required to continue the perfection of any Liens in favor of Lender in any Collateral; provided that any such new location shall be in the continental United States, (iii) the applicable Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Lender and except for Permitted Liens, (iv) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party as a precondition of such sale or other disposition, and (v) the completion of manufacture, sale or other disposition of such Inventory by Lender following an

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Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such property is subject. Notwithstanding anything in this Section 4(g) to the contrary, the failure of any Inventory to satisfy the representations contained in the of this Section 4(g) shall not constitute misrepresentation unless Inventory having an aggregate face amount of $250,000 or greater fail to comply with the representations contained in this
Section 4(g).

         (h) As of the Effective Date, no Grantor has any interest in, or title to, any Patent, Trademark or Copyright constituting Collateral except as set forth in Schedule IV hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the financing statements listed on Schedule I hereto, and filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the United State Patent and Trademark Office, perfected Liens in favor of Lender on each Grantor's material Patents, Trademarks and Copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers (but not creditors of such purchasers) from any Grantor. Upon filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the United State Patent and Trademark Office and the filing of appropriate financing statements listed on Schedule I hereto, all action necessary or desirable to protect and perfect Lender's Lien on each Grantor's material Patents, Trademarks or Copyrights shall have been duly taken.

         5. COVENANTS. Each Grantor covenants and agrees with Lender that from and after the date of this Security Agreement and until the Termination
Date:

         (a)      Further Assurances.

                  (i) At any time and from time to time, upon the written request of Lender and at the sole expense of Grantors, each Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Lender may deem desirable to perfect the security interest herein granted, including (A) using commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of the Lender of any License or Contract held by such Grantor, and (B) filing any financing or continuation statements under the Code.

                  (ii) Upon written request of Lender, each Grantor shall deliver to Lender all Collateral consisting of negotiable Documents, certificated securities, Chattel Paper and Instruments (other than checks received in the ordinary course of business, which shall be delivered to Lender or into a lockbox or Deposit Account with respect to which the Grantor has entered into a control agreement with Lender and the related bank) (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after such Grantor receives the same.

                  (iii) If requested by Lender, each Grantor shall obtain or use commercially reasonable efforts to obtain waivers or subordinations of Liens from landlords and mortgagees, and each Grantor shall in all instances obtain signed acknowledgements of

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         Lender's Liens from bailees having possession of any Grantor's Goods that they hold for the benefit of Lender.

                  (iv) If requested by Lender in writing, each Grantor shall obtain authenticated Control Letters from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor.

                  (v) Unless otherwise restricted by the Revolving Credit Facility, upon the occurrence of a Default, each Grantor shall obtain a blocked account, lockbox or similar agreement, as applicable, with each bank or financial institution holding a Deposit Account for such Grantor.

                  (vi) Unless otherwise restricted by the Revolving Credit Facility, if requested by Lender, each Grantor that is or becomes the beneficiary of a letter of credit shall promptly, and in any event within five (5) Business Days after becoming a beneficiary, notify Lender thereof and enter into a tri-party agreement with Lender and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Lender and directing all payments thereunder to a Deposit Account, all in form and substance reasonably satisfactory to Lender.

                  (vii) Unless otherwise restricted by the Revolving Credit Facility, if requested by Lender, each Grantor shall take all steps necessary to grant Lender control of all electronic chattel paper in accordance with the Code and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act

                  (viii) Each Grantor hereby irrevocably authorizes Lender at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor which is used in the conduct of the pharmaceutical business and the physical therapy business of the Company and its Subsidiaries, or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (x) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (y) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to promptly furnish any such information as Lender shall request in writing. Each Grantor also ratifies its authorization for Lender to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

                  (ix) Each Grantor shall promptly, and in any event within five (5) Business Days after the same is acquired by it, notify Lender of any commercial tort claim (as

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         defined in the Code) acquired by it, and if requested by the Lender, such Grantor shall enter into a supplement to this Security Agreement, granting to Lender a Lien in such commercial tort claim; provided that no Grantor shall be in default of this provision for failure to notify of any commercial tort claims unless the value of all commercial tort claims of Grantors for which not notice has been given hereunder shall be $250,000 or more.

         (b) Maintenance of Records. Grantors shall keep and maintain, at their own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral.

         (c)      Covenants Regarding Patent, Trademark and Copyright
Collateral.

                  (i) Grantors shall notify Lender immediately if they know or have reason to know that any application or registration relating to any material Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding any Grantor's ownership of any material Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

                  (ii) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any material Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Lender prior written notice thereof, and, upon request of Lender, Grantor shall execute and deliver any and all Patent Security Agreements, Copyright Security Agreements or Trademark Security Agreements as Lender may request to evidence Lender's Lien on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

                  (iii) Grantors shall take all actions necessary or requested by Lender to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the material Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, each at Grantor's expense.

                  (iv) In the event that any of the material Patent, Trademark or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with Section 5(a)(v) of this Security Agreement. Such Grantor shall, unless such Grantor shall reasonably determine that such Patent, Trademark or Copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as

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         Lender shall deem appropriate under the circumstances to protect such
         Patent, Trademark or Copyright Collateral.

         (d) Indemnification. In any suit, proceeding or action brought by Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor will save, indemnify and keep Lender harmless from and against all reasonable expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except to the extent such expense, loss, or damage is attributable solely to the negligence or willful misconduct of Lender as finally determined by a court of competent jurisdiction. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against Lender.

         (e) Compliance with Terms of Accounts, etc. Each Grantor will perform and comply in all material respects with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.

         (f) Limitation on Liens on Collateral. No Grantor will create, permit or suffer to exist, and each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any material Lien on the Collateral except Permitted Liens and the Lien granted to the Claims Agent for the benefit of Claims Agent, Class 10 Holders, Vendor Claim Holders, Trustee and Noteholders (which Liens are subordinated in right of repayment and remedies to all of the Debt and to all of Lender's rights), and will defend the right, title and interest of Lender in and to any of such Grantor's rights under the Collateral against the material claims and demands of all Persons whomsoever, in each case defended in accordance with Lender's request and at Grantor's expense.

         (g) Limitations on Disposition. No Grantor will sell, license, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, except as permitted by the Mezzanine Loan Agreement.

         (h) Further Identification of Collateral. Grantors will, if so requested by Lender, furnish to Lender, as often as Lender reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in such detail as Lender may reasonably specify.

         (i) Notices. Grantors will advise Lender promptly, in reasonable detail, (i) of any Lien (other than Permitted Liens) or claim made or asserted against any of the Collateral, (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder and (iii) updates of any of the schedules to this Security Agreement to the extent necessary to keep them accurate on an ongoing basis in all material respects.

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         (j)      No Reincorporation. No Grantor shall reincorporate or
reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof or change its name without providing 30 days prior written notice to Lender and taking all action necessary to maintain the perfection of the security interests in accordance with this Security Agreement.

         (k) Terminations; Amendments Not Authorized. Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Lender and agrees that it will not do so without the prior written consent of Lender, subject to such Grantor's rights under Section 9-509(d)(2) of the Code.

         (l) Authorized Terminations. Lender will promptly deliver to each Grantor for filing or authorize each Grantor to prepare and file termination statements and releases in accordance with the Indenture.

         6. LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT. On the Closing Date each Grantor shall execute and deliver to Lender a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the termination of this Security Agreement in accordance with its terms. The powers conferred on Lender under the Power of Attorney are solely to protect Lender's interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender agrees that (a) except for the powers granted in clause (h) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Lender shall account for any moneys received by Lender in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that Lender shall not have any duty as to any Collateral, and Lenders shall be accountable only for amounts that it actually receive as a result of the exercise of such powers. NEITHER LENDER NOR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

         7.       REMEDIES: RIGHTS UPON DEFAULT.

         (a) In addition to all other rights and remedies granted to it under this Security Agreement and under any other instrument or agreement securing, evidencing or relating to any of the Debt, if any Event of Default shall have occurred and be continuing, Lender may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Lender's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Lender, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Lender shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as Lender deems necessary or advisable.

         If any Event of Default shall have occurred and be continuing, each Grantor further agrees, at Lender's request, to assemble the Collateral and make it available to Lender at a place or places designated by Lender which are reasonably convenient to Lender and such Grantor, whether at such Grantor's premises or elsewhere. Until Lender is able to effect a sale, lease or other disposition of Collateral, Lender shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Lender. Lender shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Lender's remedies with respect to such appointment without prior notice or hearing as to such appointment. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Debt as provided in the Mezzanine Loan Agreement, and only after so paying over such net proceeds, and after the payment by Lender of any other amount required by any provision of law, need Lender account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the negligence or willful misconduct of Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days' prior notice by Lender to Grantor of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Debt, including any reasonable attorneys' fees and other expenses incurred by Lender to collect such deficiency.

         (b) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

         (c) Lender shall not be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Debt or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. Lender shall not be required to marshal the Collateral or any guarantee of the Debt or to resort to the Collateral or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Security Document shall be cumulative. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Lender, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

         8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the purpose of enabling Lender to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Lender shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Lender, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

         9. LIMITATION ON LENDER'S DUTY IN RESPECT OF COLLATERAL. Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Lender shall have no other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

         10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Debt, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Debt, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Debt shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         11. NOTICES. Except as otherwise provided herein, all notices, demands, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and by telecopier (with answer back acknowledged), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a notice to the other parties hereto in the manner provided for in this
Section 11):

                  If to Lender:               CapitalSource Finance LLC
                                              4445 Willard Avenue, 12th Floor
                                              Chevy Chase, Maryland 20815
                                              Attention: Healthcare Finance
                                              Group, Portfolio
                                                       Manager
                                              Facsimile No. (301) 841-2380

                  with a copy to:             Skadden, Arps, Slate, Meagher &
                                              Flom LLP
                                              4 Times Square
                                              New York, New York 10036
                                              Attention: David L. Nagler
                                              Facsimile No. (917) 777-2369

                  If to Company or Grantors:  c/o Fountain View, Inc.
                                              27442 Portola Parkway, Suite 200
                                              Foothill Ranch, California 92610
                                              Attention: Bill Scott
                                              Facsimile No.: (949) 282-5889

                  With a copy to:             Latham & Watkins LLP
                                              650 Tower Center Drive, Suite 2000
                                              Costa Mesa, California 92626-1925
                                              Attention: David C. Meckler, Esq.
                                              Facsimile No.: (714) 755-8290

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day; or in the case of telecopy, upon sender's receipt of a machine-generated confirmation of successful transmission after advice by telephone to recipient that a telecopy notice is forthcoming.

         12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the other instruments or agreements securing, evidencing or relating to any of the Debt which, taken together, set forth the complete understanding and agreement of Lender and Grantors with respect to the matters referred to herein and therein.

         13. NO WAIVER: CUMULATIVE REMEDIES. Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Lender and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender and Grantors.

         14. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

         15.      TERMINATION OF THIS SECURITY AGREEMENT; RELEASE OF COLLATERAL.

         (a) Subject to Section 10 hereof, this Security Agreement shall terminate and the Collateral shall be released from the Lien created hereby upon payment and performance in full of the Debt (other than contingent indemnification obligations for which no claims have been asserted). Upon such termination, and at the request and sole expense of the Grantors, Lender shall execute and deliver such documents as the Grantors shall reasonably request to evidence such termination.

         (b) If any Collateral shall be sold, conveyed, or disposed of in compliance with the provisions of the this Security Agreement, the Lien of the Lender pursuant to this Security Agreement on such Collateral shall be released automatically. Lender shall execute deliver such documents as any Grantor shall reasonably request at the cost of Grantor to evidence such release.

         (c) If any Grantor (other than the Company) shall cease to be a Subsidiary of the Company in a transaction that complies with the provisions of the Indenture, then such Grantor shall automatically cease to be a Grantor under this Security Agreement and shall be released from all of its obligations under this Security Agreement and the Collateral of such Grantor shall be release from the created hereby. Lender shall execute deliver such documents as the

Company or such Grantor shall reasonably request at the cost of Grantor to evidence such release.

         16. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Lender, inure to the benefit of Lender, all future holders of any instrument evidencing any of the Debt and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Debt or any portion thereof or interest therein shall in any manner affect the Lien granted to Lender hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

         17. COUNTERPARTS. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

         18. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTORS AND LENDER PERTAINING TO THIS SECURITY AGREEMENT OR THE INDENTURE OR ANY OF THE OTHER INSTRUMENTS OR AGREEMENTS SECURING, EVIDENCING OR RELATING TO ANY OF THE DEBT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER INSTRUMENTS OR AGREEMENTS SECURING, EVIDENCING OR RELATING TO ANY OF THE DEBT, PROVIDED, THAT LENDER AND GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, AND, PROVIDED, FURTHER, NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY NEW YORK COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT

SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH ON SCHEDULE III TO THE SECURITY AGREEMENT OR AT SUCH OTHER ADDRESS AS SUCH GRANTEE SHALL STATE IN NOTICES DELIVERED PURSUANT TO THIS SECURITY AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

         19. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG LENDER AND GRANTORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER INSTRUMENTS OR AGREEMENTS SECURING, EVIDENCING OR RELATING TO ANY OF THE DEBT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

         20. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         21. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

         22. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and, Section 19. with its counsel.

         23. BENEFIT OF HOLDERS. All Liens granted or contemplated hereby shall be for the benefit of Lender and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Debt in accordance with the terms of the Mezzanine Loan Agreement.

                                      * * *

IN WITNESS WHEREOF, the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

"COMPANY"                  FOUNTAIN VIEW, INC.
"GRANTORS"                 ALEXANDRIA CARE CENTER, INC.
                           ALTA CARE CENTER, LLC
                           ANAHEIM TERRACE CARE CENTER, LLC
                           BAY CREST CARE CENTER, LLC
                           BRIER OAK ON SUNSET, INC.
                           CARSON SENIOR ASSISTED LIVING, LLC
                           ELMCREST CARE CENTER, INC.
                           FOUNTAIN VIEW SUBACUTE AND NURSING CENTER, INC.
                           HALLMARK INVESTMENT GROUP, INC.
                           HALLMARK REHABILITATION GP, LLC
                           HALLMARK REHABILITATION LP
                                    By: Hallmark Rehabilitation LLC, its general
                                        partner

                           HANCOCK PARK REHABILITATION CENTER, INC.
                           HANCOCK PARK SENIOR ASSISTED LIVING, INC.
                           HEMET SENIOR ASSISTED LIVING, LLC
                           LEASEHOLD RESOURCE GROUP, LLC
                           MONTEBELLO CARE CENTER, LLC
                           RIO HONDO SUBACUTE AND NURSING CENTER, INC.
                           ROYALWOOD CARE CENTER, LLC
                           SHARON CARE CENTER, LLC
                           SHG PROPERTY RESOURCES, LLC
                           SHG INVESTMENTS, LLC
                           SKILLED HEALTHCARE, LLC
                           SUMMIT CARE CORPORATION
                           SUMMIT CARE TEXAS MANAGEMENT, LLC
                           SUMMIT CARE PHARMACY, INC.
                           SUMMIT CARE TEXAS, L.P.
                                    By: Summit Care Texas Management, LLC, its
                                        general partner
                           SYCAMORE PARK CARE CENTER, INC.
                           WOODLAND CARE CENTER, LLC

                           By: \s\ Roland G. Rapp
                               --------------------------------------------
                           Name: Roland G. Rapp
                           Title: Secretary

                           Address for Notices:
                           -------------------
                           Fountain View, Inc.
                           27442 Portola Parkway, Suite 200
                           Foothill Ranch, California 92610
                           Attention: General Counsel
                           Telephone: (949) 282-5822
                           Facsimile: (949) 282-5820
                           E-Mail: rrapp@fountainviewinc.net

                           CAPITALSOURCE FINANCE LLC

                           By: \s\ James J. Pieczynski
                               -----------------------------------
                           Name: James J. Pieczynski
                           Title: Director

                                   SCHEDULE A

         "Account Debtor" means any Person who may become obligated to any Grantor under, with respect to, or on account of, an Account, Chattel Paper or General Intangibles (including a payment intangible).

         "Accounts" shall mean all "accounts" (as defined in the Code) of any Grantor, including without limitation, accounts, accounts receivables, monies due or to become due and obligations in any form (whether arising in connection with contracts, contract rights, Instruments, General Intangibles or Chattel Paper), in each case whether arising out of goods sold or services rendered or from any other transaction and whether or not earned by performance, now or hereafter in existence, and all documents of title or other documents representing any of the foregoing, and all collateral security and guaranties of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

         "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Indebtedness arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with GAAP. The Stated Maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

         "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "CapitalSource" shall mean CapitalSource Finance LLC, a Delaware limited liability company.

         "Chattel Paper" means any "chattel paper" as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by any Grantor.

         "Code" means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, that to the extent that the Code is used to define any term in the Security Agreement and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Lender's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

         "Contracts" shall mean all "contracts," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, in any event, including all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Grantor may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

         "Control Letter" means a letter agreement between Lender and (i) the issuer of uncertificated securities with respect to uncertificated securities in the name of any Grantor, (ii) a securities intermediary with respect to securities, whether certificated or uncertificated, securities entitlements and other financial assets held in a securities account in the name of any Grantor,
(iii) a futures commission merchant or clearing house with respect to commodity accounts and commodity contracts held by any Grantor, whereby, among other things, the issuer, securities intermediary or futures commission merchant disclaims any security interest in the applicable financial assets, acknowledges the Lien of Lender, on such financial assets, and agrees to follow the instructions or entitlement orders of Administrative Agent without further consent by the affected Grantor.

         "Copyright License" shall mean any and all rights now owned or hereafter acquired by any Grantor under any written agreement granting any right to use any Copyright or Copyright registration.

         "Copyrights" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyrights and general intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registration and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof.

         "Debt" shall mean the outstanding principal amount set forth in, and evidenced by, the Mezzanine Loan Agreement and the Mezzanine Note together with all interest accrued and unpaid thereon and all other sums due to Lender in respect of the Mezzanine Loan under the Mezzanine Note, the Mezzanine Loan Agreement and the other Mezzanine Loan Documents.

         "Deposit Account" shall mean all bank or other depository accounts of any Grantor.

         "Documents" means all "documents" as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located.

         "Equipment" means all "equipment" as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located and, in any event, including all such Grantor's machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment, including embedded software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, together-with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

         "Fixtures" means all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by any Grantor.

         "General Intangibles" means all "general intangibles" as such term is defined in the Code, now owned or hereafter acquired by any Grantor, including all right, title and interest that such Grantor may now or hereafter have in or under any Contract, all payment intangibles, customer lists, Licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, rights in Intellectual Property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Grantor or any computer bureau or service company from time to time acting for such Grantor.

         "Goods" means all "goods" as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located, including embedded software to the extent included in "goods" as defined in the Code, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

         "Government Accounts" shall be defined to mean all Accounts arising out of or with respect to any Government Contract.

         "Government Contracts" shall be defined to mean all contracts with any Government Authority, and all amendments thereto.

         "Governmental Authority" shall mean any federal, state, municipal, national, local or other governmental department, court, commission, board, bureau, agency or instrumentality or political subdivision thereof, or any entity or officer exercising executive, legislative or judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case, whether of the United States or a state, territory or possession thereof, a foreign sovereign entity or country or jurisdiction or the District of Columbia.

         "Highbridge" shall mean Highbridge/Zwirn Opportunity Fund LP .

         "Instruments" means all "instruments" as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

         "Intellectual Property" shall mean any and all Licenses, Patents, Copyrights, Trademarks, trade secrets and customer lists.

         "Intercreditor Agreement" shall mean that certain Intercreditor Agreement dated as of the date hereof by and among CapitalSource Finance LLC, a Delaware limited liability company, as agent for itself and the other lenders under the Revolving Credit Agreement and the Mezzanine Loan Agreement, the Collateral Agent, AmerisourceBergen Drug Corporation, the Company and each of the obligors signatory thereto.

         "Inventory" shall mean all "inventory" (as defined in the Code) of any Grantor now owned or hereafter acquired, and all documents of title or other documents representing any of the foregoing, and all collateral security and guaranties of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

         "Investment Property" means all "investment property" as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located, including (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of any Grantor, including the rights of any Grantor to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts of any Grantor; (iv) all commodity contracts of any Grantor; and (v) all commodity accounts held by any Grantor.

         "Letter-of-Credit Rights" means all "letter-of-credit rights" as such term is defined in the Code, now owned or hereafter acquired by any Grantor, including rights to payment or performance under a letter of credit, whether or not such Grantor, as beneficiary, has demanded or is entitled to demand payment or performance.

         "License" shall mean any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Grantor.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

         "Mezzanine Borrower" means, collectively, SHG Property Resources, LLC, a Delaware limited liability company and SHG Investments, LLC a Delaware limited liability company, jointly and severally.

         "Mezzanine Loan Documents" means, collectively, the Loan Agreement, the Mezzanine Note, the Pledge Agreement, the Environmental Indemnity, the Guaranty, the Pledgor Guaranty, the Mezzanine Cash Management Agreement, the Intercreditor Agreement, the Subordination of Management Agreement, and all other documents executed and/or delivered in connection with the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Mezzanine Loan Facility" means a $23,000,000 aggregate principal amount term loan facility, pursuant to the Mezzanine Loan Agreement, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, as such may be amended, modified, renewed, refunded, replaced (within 2 Business Days) or refinanced, but not increased, from time to time.

         "Mezzanine Loan Agreement" shall mean that certain Loan Agreement between CapitalSource, as agent for the Mezzanine Lenders (as defined therein) and the Mezzanine Borrower thereunder, in an outstanding aggregate principal amount not to exceed $23,000,000, including any related guarantees, collateral documents, instruments and agreements, as such may be amended, modified, renewed, refunded, replaced (within 2 Business Days) or refinanced, but not increased, from time to time.

         "Mezzanine Note" shall mean that certain Promissory Note, dated as of the date hereof, in the principal amount of Twenty Three Million Dollars ($23,000,000.00) made by Mezzanine Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Patent License" shall mean rights under any written agreement now owned or hereafter acquired by any Grantor granting any right with respect to any invention on which a patent is in existence.

         "Patents" shall mean all of the following in which any Grantor now holds or hereafter acquires any interest: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country, and (b) all reissues, continuations, continuations-in-part or extensions thereof.

         "Permits" shall mean collectively all licenses, leases, powers, permits, franchises, certificates, authorizations, approvals, certificates of need, provider numbers and other rights.

         "Proceeds" means "proceeds" as such term is defined in the Code, including (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), (c) any claim of any Grantor against third parties (i) for past, present or future infringement of any Patent or Patent License or (ii) for past, present or future infringement or dilution of any Copyright, Copyright License, Trademark or Trademark License, or for injury to the goodwill associated with any Trademark or Trademark License, (d) any recoveries by any Grantor against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral, (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged stock, and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

         "Revolving Credit Facility" means the revolving credit facilities in an outstanding aggregate principal amount not to exceed $32,000,000.00 evidenced by the Revolving Credit and Security Agreement dated as of ______, 2003, by and among the Guarantors, the Company and CapitalSource Finance LLC and the Revolving Credit and Security Agreement dated as of _________, 2003, by and among the borrowers thereunder, and CapitalSource, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, as such may be amended, modified, renewed, refunded, replaced (within 2 Business Days) or refinanced, but not increased, from time to time.

         "Senior Mortgage Loan" means that certain loan issued pursuant to that certain Loan Agreement between Column Financial, Inc., a Delaware corporation and the borrowers thereunder, in an outstanding aggregate principal amount not to exceed $95,000,000, including any related guarantees, collateral documents, instruments and agreements, as such may be amended, modified, renewed, refunded, replaced (within 2 Business Days) or refinanced, but not increased, from time to time.

         "Software" means all "software" as such term is defined in the Code, now owned or hereafter acquired by any Grantor, other than software embedded in any category of goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

         "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

         "Subordination of Management Agreement" shall mean that certain Subordination of Interim Management Agreement and Interim Subleases (Mezzanine) dated as of August 19, 2003, by Summit Care Corporation, Fountainview Senior Assisted Living, LLC, Spring Senior

Assisted Living, LLC, Carson Senior Assisted Living, LLC, Hemet Senior Assisted Living, LLC and CapitalSource Finance LLC.

         "Summit Care Pharmacy" means Summit Care Pharmacy, Inc., a Restricted Subsidiary of the Company.

         "Supporting Obligations" means all "supporting obligations" as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments or Investment Property.

         "Trademark License" shall mean rights under any written agreement now owned or hereafter acquired by any Grantor granting any right to use any Trademark.

         "Trademarks" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing.

         "Uniform Commercial Code Jurisdiction" means any jurisdiction that had adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

                                   SCHEDULE I

                                       TO

                               SECURITY AGREEMENT

                              FILING JURISDICTIONS

                                    Delaware

                                   California

                                      Texas

                                   SCHEDULE II

                                       TO

                               SECURITY AGREEMENT

                                   INSTRUMENTS

                                       AND

                                  CHATTEL PAPER

                                      None.

                                  SCHEDULE III
                                       TO
                               SECURITY AGREEMENT

            SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL AND RECORDS

I. Grantor's official name, type of entity, organizational identification number, and state of organization/incorporation:

                                                                  STATE OF
                                               ORGANIZATIONAL   ORGANIZATION/
       OFFICIAL NAME       TYPE OF ENTITY           ID #        INCORPORATION
-----------------------------------------------------------------------------
Fountain View, Inc.       corporation             2772638        Delaware

-----------------------------------------------------------------------------
Alexandria Care Center,   corporation             C1714192       California
Inc.

-----------------------------------------------------------------------------
Alta Care Center, LLC     limited liability       3677854        Delaware
                          company

-----------------------------------------------------------------------------
Anaheim Terrace Care      limited liability       3677853        Delaware
Center, LLC               company

-----------------------------------------------------------------------------
Bay Crest Care Center,    limited liability       3677857        Delaware
LLC                       company

-----------------------------------------------------------------------------
Brier Oak On Sunset,      corporation             C1459020       California
Inc.

-----------------------------------------------------------------------------
Carson Senior Assisted    limited liability       3677859        Delaware
Living, LLC               company

-----------------------------------------------------------------------------
Elmcrest Care Center,     corporation             C1477539       California
Inc.

-----------------------------------------------------------------------------
Fountain View Subacute    corporation             C0529092       California
And Nursing Center, Inc.

-----------------------------------------------------------------------------
Hallmark Investment       corporation             2772640        Delaware
Group, Inc.

-----------------------------------------------------------------------------
Hallmark Rehabilitation   limited liability       3678206        Delaware
GP, LLC                   company

-----------------------------------------------------------------------------
Hallmark Rehabilitation,  limited partnership     3677880        Delaware
LP

-----------------------------------------------------------------------------
Hancock Park              corporation             C1222398       California
Rehabilitation Center,
Inc.

-----------------------------------------------------------------------------
Hancock Park Senior       corporation             C1222399       California
Assisted Living, Inc.
-----------------------------------------------------------------------------

Hemet Senior Assisted     limited liability       3677860        Delaware
Living, LLC               company

----------------------------------------------------------------------------
Leasehold Resource        limited liability       3677795        Delaware
Group, LLC                company

----------------------------------------------------------------------------
Montebello Care Center,   limited liability       3677862        Delaware
LLC                       company

----------------------------------------------------------------------------
Rio Hondo Subacute And    corporation             C1482166       California
Nursing Center, Inc.

----------------------------------------------------------------------------
Royalwood Care Center,    limited liability       3677863        Delaware
LLC                       company

----------------------------------------------------------------------------
Sharon Care Center, LLC   limited liability       3677865        Delaware
                          company

----------------------------------------------------------------------------
Skilled Healthcare, LLC   limited liability       3675398        Delaware
                          company

----------------------------------------------------------------------------
Summit Care Corporation   corporation             C1080507       California

----------------------------------------------------------------------------
Summit Care Texas         limited liability       3678960        Delaware
Management, LLC           company

----------------------------------------------------------------------------
Summit Care Pharmacy,     corporation             C1151693       California
Inc.

----------------------------------------------------------------------------
Summit Care Texas, L.P.   limited partnership     9948910        Texas

----------------------------------------------------------------------------
Sycamore Park Care        corporation             C0495471       California
Center, Inc.

----------------------------------------------------------------------------
Woodland Care Center,     limited liability       3677866        Delaware
LLC                       company

----------------------------------------------------------------------------
SHG Property Resources,   limited liability       3677918        Delaware
LLC                       company

----------------------------------------------------------------------------
SHG Investments, LLC      limited liability       3677832        Delaware
                          company
----------------------------------------------------------------------------

II.      Chief Executive Office and principal place of business:


                  27442 Portola Parkway, Suite 200, Foothill Ranch, California 92610

                  For Summit Care Texas, L.P.: 19365 FM 2252, Suite 5, Garden Ridge, TX 78266

III.     Corporate Offices:

                  27442 Portola Parkway, Suite 200, Foothill Ranch, California 92610

                  For Summit Care Texas, L.P.: 19365 FM 2252, Suite 5, Garden Ridge, TX 78266

IV.      Warehouses:

                  None

V.       Other Premises at which Collateral is Stored or Located:

         1.       27442 Portola Parkway, Suite 200, Foothill Ranch, CA 92610

         2.       2600 W. Magnolia Blvd., Burbank, CA 91505

         3.       1515 N. Alexandria Avenue, Los Angeles, CA 90027

         4.       5154 Sunset Blvd., Los Angeles, CA 90027

         5.       3111 Santa Anita Avenue, Los Angeles, CA 91733

         6.       505 N La Brea Avenue, Los Angeles, CA 90036

         7.       515 N. La Brea Avenue, Los Angeles, CA 90036

         8.       5310 Fountain Avenue, Los Angeles, CA 90029

         9.       273 E. Beverly Blvd., Montebello, CA 90640

         10.      4585 N. Figueroa Street, Los Angeles, CA 90065

         11.      1036 W. Beverly Blvd., Montebello, CA 90640

         12.      141 S. Knott Avenue, Anaheim, CA 92804

         13.      3750 Garnet Street, Torrance, CA 90503

         14.      13075 Blackbird, Garden Grove, CA 92643

         15.      22520 Maple Avenue, Torrance, CA 90505

         16.      8167 W. Third Street, Los Angeles, CA 90048

         17.      7120 Corbin Avenue, Reseda, CA 91335

         18.      345 East Carson St., Carson, CA 90745

         19.      1353 E. Devonshire Avenue, Hemet, CA 92544

         20.      19365 FM 2252, Suite 5, Garden Ridge, TX 78266

         21.      222 E. Huntington Drive #111, Monrovia, CA 91016

         22.      22607 Old Canal Road, Yorba Linda, CA 92887

         23.      19365 FM 2252, Suite 5, Garden Ridge, TX 78266

VI.      Locations of Records Concerning Collateral:

         27442 Portola Parkway, Suite 200, Foothill Ranch, California 92610

         19365 FM 2252, Suite 5, Garden Ridge, TX 78266

         2721 Michelle Drive, Tustin, California 92780

         26862 Vista Terrace, Lake Forest, California 92630

                                     PATENTS

                                      None.

                                   TRADEMARKS

    TRADEMARK OR SERVICE MARK                HOLDER            REGISTRATION DATE    REGISTRATION NO.
    -------------------------                ------            -----------------    ----------------
Design of man with outstretched     Summit Care Corporation        10/20/98             2197216
arms standing on top of a
medicinal tablet

---------------------------------------------------------------------------------------------------
"Innovative Solutions In Health     Summit Care Corporation        10/06/98             2193214
Care"

---------------------------------------------------------------------------------------------------
"RXPertise"                         Summit Care Corporation        03/03/98             2140771

---------------------------------------------------------------------------------------------------
"SCP Systems"                       Summit Care Corporation        03/20/01             2436075

---------------------------------------------------------------------------------------------------
"Skilled Care Pharmacy"             Summit Care Corporation        03/07/00             2325082

---------------------------------------------------------------------------------------------------
"SkilledCare Pharmacy" (including   Summit Care Corporation        03/07/00             2325083
design of man with outreached
arms standing on top of a
medicinal tablet)

---------------------------------------------------------------------------------------------------

                         LICENSED INTELLECTUAL PROPERTY

                                      None.

                                   COPYRIGHTS

                                      None.

                                    EXHIBIT A

                                POWER OF ATTORNEY

         This Power of Attorney is executed and delivered by [FOUNTAIN VIEW, INC., A DELAWARE CORPORATION OR INSERT SUBSIDIARY NAME] ("Grantor"), to __________ (hereinafter referred to as "Attorney"), as Lender under that certain Security Agreement, dated as of __________, 2003, and other related documents (as amended from time to time, the "Security Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below (but Lender shall be required to request to such Person that it is entitled to take such action pursuant to the Security Agreement), or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. [The power of attorney granted hereby is subject to that certain Intercreditor Agreement dated as of ___________ ____, 2003 by and among CapitalSource Finance LLC, a Delaware limited liability company, as agent for itself and the other lenders under that certain Revolving Loan Agreement, as defined therein, the Collateral Agent, Amerisourcebergen Drug Corporation, the Company and each of the obligors signatory thereto, and to the extent that any provisions contained herein are inconsistent, the Intercreditor Agreement shall control.] The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney's written consent.

         Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to perfect the Lien of Attorney granted pursuant to the Security Agreement, and without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following: (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property other than those being contested by Grantor in accordance with the Security Agreement; (d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate;
(e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor's property; (f) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts and other matters relating thereto;
(g) to file such financing statements and amendments thereto and continuation statements with respect to the Security Agreement, as Lender may deem appropriate to perfect the security interest in the collateral granted pursuant to the Security Agreement; and (h) execute, in connection with any sale provided for in any Security Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor, and Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this ____day of __________, 2003.

                                    [INSERT NAME]

                                    By:__________________________________
                                    Name:
                                    Title:

                            NOTARY PUBLIC CERTIFICATE

         On this _____ day of ______________, 2003, [OFFICER'S NAME] who is personally known to me appeared before me in his/her capacity as the [TITLE] of [_______________] ("Grantor") and executed on behalf of Grantor the Power of Attorney in favor of [__________] to which this Certificate is attached.

                                    _____________________________________
                                    Notary Public

                                   SCHEDULE 1

                           Subsidiaries of the Company

         1.       SHG Property Resources, LLC

         2.       SHG Investments, LLC

         3.       Fountain View, Inc.

         4.       Summit Care Corporation

         5.       Summit Care Pharmacy, Inc.

         6.       Alexandria Care Center, Inc.

         7.       Brier Oak on Sunset, Inc.

         8.       Elmcrest Care Center, Inc.

         9.       Hancock Park Rehabilitation Center, Inc.

         10.      Hancock Park Senior Assisted Living, Inc.

         11.      Fountain View Subacute and Nursing Center, Inc.

         12.      Rio Hondo Subacute and Nursing Center, Inc.

         13.      Sycamore Park Care Center, Inc.

         14.      Anaheim Terrace Care Center, LLC

         15.      Bay Crest Care Center, LLC

         16.      Alta Care Center, LLC

         17.      Royalwood Care Center, LLC

         18.      Sharon Care Center, LLC

         19.      Woodland Care Center, LLC

         20.      Carson Senior Assisted Living, LLC

         21.      Hemet Senior Assisted Living, LLC

         22.      Montebello Care Center, LLC

         23.      Summit Care Texas, L.P.

         24.      Summit Care Texas Management, LLC

         25.      Hallmark Investment Group, Inc.

         26.      Hallmark Rehabilitation GP, LLC

         27.      Hallmark Rehabilitation, LP

         28.      Leasehold Resource Group, LLC

         29.      Skilled Healthcare, LLC

                                        2